Provident Financial Holdings, Inc.

Third Quarter of Fiscal 2012

March 31, 2012

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements." These statements relate to the Company's financial condition, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially include, but are not limited to the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; changes in general economic conditions, either nationally or in our market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market areas; secondary market conditions for loans and our ability to sell loans in the secondary market; results of examinations of the Company by the Board of Governors of the Federal Reserve System and our bank subsidiary by the Office of the Comptroller of the Currency or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our reserve for loan losses, write-down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; legislative or regulatory changes that adversely affect our business including changes in regulatory policies and principles, or the interpretation of regulatory capital or other rules; our ability to attract and retain deposits; further increases in premiums for deposit insurance; our ability to control operating costs and expenses; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risk associated with the loans on our balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our workforce and potential associated charges; computer systems on which we depend could fail or experience a security breach; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; our ability to implement our branch expansion strategy; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; our ability to pay dividends on our common stock; adverse changes in the securities markets; inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; and other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2011.

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$10.93
52-Week Range:	$6.90 - $11.00
Shares Outstanding:	11,013,972 shares
Market Capitalization:	$120.4 million
P/E (ttm):	14.57x
EPS (ttm):	$0.75
Annual Dividend & Yield:	$0.16 (1.46%)
As of March 31, 2012	

Franchise Overview

Northern California:
Pleasanton
Fairfield, Pleasanton, Roseville and San Rafael.


San Luis Obispo
Kern
Santa Barbara
Ventura
Los Angeles
Orange
San Bernardino
Riverside
San Diego
Imperial

Regional Banking Services Company Based in the Inland Empire Region of Southern California

- **Expanding customer base and market**
- **Strong mortgage operations, 2 wholesale and 14 retail mortgage offices**
- **Largest independent community bank headquartered in Riverside County, California (15 full-service offices)**
- **Seventh largest deposit market share in the Riverside-San Bernardino RMA; second largest of community banks**

Provident Bank

Full-Service Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Quinta (June 2012)
- La Sierra, Riverside
- Moreno Valley - Heacock St.
- Moreno Valley - Iris Plaza
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Pleasanton
- Rancho Cucamonga

Retail Offices:

- City of Industry
- Escondido
- Fairfield
- Glendora
- Hermosa Beach
- Pleasanton
- Rancho Cucamonga, Haven Avenue
- Rancho Cucamonga, Commerce Center Drive
- Riverside, Canyon Crest Drive
- Riverside, Indiana Avenue
- Riverside, Market Street
- Riverside, Riverside Avenue
- Roseville
- San Rafael

Financial Performance

Highlights

- Net Income increases by 26% (sequential quarter)
- Net Interest Margin increases by 6 basis points
- Core Deposits (Transaction Accounts) increase by 9%
- Gain on Sale of Loans increases by 52%
- Mortgage Banking Pre-Tax Income increases by 443%

Net Interest Income



(In Millions)
$12.0
$11.0
$10.0
$9.0
$8.0
$7.0
$6.0
$9.7
$9.2
$9.1
$8.8
$9.5
$9.0
12/10
03/11
06/11
09/11
12/11
03/12
(Quarter Ended)

Non-Interest Income



(In Millions)
12
10
8
6
4
2
0
$0.8
$9.3
$2.0
$6.7
$1.6
$5.7
$1.2
$7.3
$1.4
$5.9
$1.2
$10.1
12/10
03/11
06/11
09/11
12/11
03/12
(Quarter Ended)
Gain on Sale of Loans
Other Fees

Operating Expenses



(In Millions)
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$11.3
$11.0
$11.8
$12.3
$12.5
$14.6
12/10
03/11
06/11
09/11
12/11
03/12
(Quarter Ended)

PROVIDENT Provident Financial Holdings, Inc.

Financial Performance

Pre-Provision, Pre-Tax Earnings



(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$8.5
$6.8
$4.5
$5.0
$4.3
$5.7
12/10
03/11
06/11
09/11
12/11
03/12
(Quarter Ended)

Pre-Tax Income – Operating Segments



(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$4.1
$3.3
$0.7
$3.4
$0.5
$3.2
$1.8
$2.3
$1.2
$2.0
$3.8
$0.3
12/10
03/11
06/11
09/11
12/11
03/12
(Quarter Ended)
Community Banking
Mortgage Banking

Quarterly Net Income



(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$4.3
$2.3
$2.1
$2.3
$1.9
$2.3
12/10
03/11
06/11
09/11
12/11
03/12
(Quarter Ended)

Diluted Earnings Per Share



$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.37
$0.20
$0.18
$0.20
$0.16
$0.21
12/10
03/11
06/11
09/11
12/11
03/12
(Quarter Ended)

Financial Ratios

Net Interest Margin



3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
2.96%
2.85%
2.83%
2.79%
3.02%
2.91%
12/10
03/11
06/11
09/11
12/11
03/12
(Quarter Ended)

Efficiency Ratio



80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
57.27%
61.74%
72.36%
70.93%
74.17%
71.96%
12/10
03/11
06/11
09/11
12/11
03/12
(Quarter Ended)

Return on Average Assets



1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
1.24%
0.69%
0.63%
0.71%
0.57%
0.73%
12/10
03/11
06/11
09/11
12/11
03/12
(Quarter Ended)

Return on Average Equity



15.00%
12.50%
10.00%
7.50%
5.00%
2.50%
0.00%
12.62%
6.79%
5.99%
6.51%
5.16%
6.50%
12/10
03/11
06/11
09/11
12/11
03/12
(Quarter Ended)

Community Banking

Highlights

- Core Deposits (Transaction Accounts) increase by 9%
- Average Deposit Costs decrease by 20 basis points
- Borrowings decrease by 37% due to maturities
- Average Borrowing Costs decrease by 24 basis points
- Loan Originations and Purchases increase

Loan to Investment Mix


(In Millions)
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$31
$27
$26
$25
$24
$24
$932
$913
$882
$860
$845
$825
12/10
03/11
06/11
09/11
12/11
03/12
(Quarter Ended)
Loans Held for Investment
Investment Securities

Loan Portfolio Mix


(In Millions)
$432
$516
$497
$402
45%
45%
45%
45%
46%
46%
Preferred Loans
Single-Family Loans
% of Preferred Loans to LHFI

Provident Bank Loan Originations and Purchases


(In Millions)
$25
$20
$15
$10
$5
$0
$0
$8
$3
$16
$19
$11
12/10
03/11
06/11
09/11
12/11
03/12
(Quarter Ended)

PROVIDENT Provident Financial Holdings, Inc.

Community Banking

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 03/31/12	Interest Rate	Balance as of 03/31/11	Interest Rate
Single-family	$ 452,936	3.90%	$ 513,263	4.39%
Multi-family	291,205	5.77%	319,229	6.08%
Commercial real estate	98,642	6.78%	104,354	6.85%
Construction	-	0.00%	400	5.25%
Other	756	5.38%	1,531	5.69%
Commercial business	3,284	7.03%	5,515	7.20%
Consumer	590	7.90%	735	7.58%
Total loans held for investment	$ 847,413	4.89%	$ 945,027	5.25%
Deferred loan costs	2,172		2,847	
Allowance for loan losses	(24,260)		(34,478)	
Total loans held for investment,	$ 825,325		$ 913,396	

Loan Composition as of 03/31/12



Other 0%
Construction 0%
Commercial business 0%
Commercial real estate 12%
Consumer 0%
Multi-family 34%
Single-family 54%
Single-family
Multi-family
Commercial real estate
Construction
Other
Commercial business
Consumer

Community Banking

Deposits and Borrowings



(In Millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$272
$460
$467
$232
$477
$470
$207
$474
$472
$187
$473
$489
$177
$458
$496
$147
$461
$514
12/10
03/11
06/11
09/11
12/11
03/12
(Quarter Ended)
Transaction Accounts
CDs
Borrowings

Deposit Composition

Category		At 03/31/2012	Rate		At 03/31/2011	Rate
Checking accounts - non interest-bearing	$	56,121	- %	$	42,433	- %
Checking accounts - interest-bearing		206,965	0.17%		186,907	0.37%
Savings accounts		221,304	0.30%		209,087	0.51%
Money market accounts		29,140	0.39%		31,832	0.62%
Time deposits		461,273	1.46%		476,676	1.65%
Total deposits	$	974,803	0.80%	$	946,935	1.04%
Brokered deposits included above	$	12,151	3.11%	$	19,612	2.78%

Deposit Composition at 03/31/2012



6%
21%
23%
3%
47%
Checking accounts - non interest-bearing
Checking accounts - interest-bearing
Savings accounts
Money market accounts
Time deposits

Borrowing Maturity Schedule

Category		At 03/31/2012	Rate		At 03/31/2011	Rate
Overnight	$	-	-	$	-	-
Three months or less		30,000	3.70%		25,000	5.00%
Over three to six months		-	-		20,000	4.17%
Over six to twelve months		20,000	3.39%		40,000	3.80%
Over one to two years		55,000	3.95%		50,000	3.58%
Over two to three years		10,000	2.93%		55,000	3.95%
Over three to four years		-	-		10,000	2.93%
Over four to five years		-	-		-	0.00%
Over five years		31,560	3.71%		31,611	3.72%
Total borrowings	$	146,560	3.70%	$	231,611	3.90%

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Highlights

- Non-Performing Assets decline by 33%
- 30-89 Day Delinquent Loans decline by 77%
- Net Charge-Offs decline by 17%

NPA, NPA to Total Assets and ALLL to LHI Ratios



Provision for Loan Losses



(In Thousands)
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$1,048
$2,693
$847
$972
$1,132
$1,622
12/10
03/11
06/11
09/11
12/11
03/12
(Quarter Ended)

Non-Performing Asset Composition



16%
1%
1%
9%
3%
70%
Single-family
Multi-family
Commercial real estate
Other
Commercial business
Real estate owned

Asset Quality

Allowance for Loan Losses (ALLL)



$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
(In Thousands)
12/10
03/11
06/11
09/11
12/11
03/12
ALLL
$36,925
$34,478
$30,482
$28,704
$26,901
$24,260

ALLL Allocation as of 03/31/12



1%
0%
0%
7%
11%
81%
Single-family
Multi-family
Commercial real estate
Other
Commercial business
Consumer

Delinquent and Non-Performing Loans

	At March 31, 2012				At March 31, 2011			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
(Dollars In Thousands)	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-family	5	$ 1,273	88	$35,801	15	$5,648	128	$ 52,049
Multi-family	-	-	4	1,538	-	-	4	6,322
Commercial real estate	-	-	5	3,506	-	-	5	2,834
Construction	-	-	-	-	-	-	1	400
Other	-	-	1	522	-	-	2	1,530
Commercial business loans	-	-	7	327	1	14	4	492
Consumer Loans	3	1	-	-	-	-	-	-
Total	8	$ 1,274	105	$41,694	16	$5,662	144	$ 63,627

Asset Quality

Geographic Location

Category	Inland Empire		Southern California (1)		Other California		Other States		Total	
	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage
Single-Family	$137,289	30%	$245,728	54%	$65,755	15%	$4,164	1%	$452,936	100%
Multi-Family	37,791	13%	202,557	70%	47,328	16%	3,529	1%	291,205	100%
Commercial Real Estate	46,129	47%	49,088	50%	1,846	2%	1,579	1%	98,642	100%
Other loans	756	100%	-	0%	-	0%	-	0%	756	100%
Total	$221,965	26%	$497,373	59%	$114,929	14%	$9,272	1%	$843,539	100%

(1) Other than Inland Empire.

Geographic Location



1%
14%
26%
59%
Inland Empire
Southern California (1)
Other California
Other States

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2004 & Prior	2005	2006	2007	2008	2009	2010	2011	YTD2012	TOTAL
Loan Balance (In Thousands)	$94,801	$139,824	$113,592	$66,960	$30,730	$1,160	$1,038	$1,958	-	$450,063
Weighted Avg. LTV (1)	68%	70%	70%	72%	76%	59%	77%	69%	-	70%
Weighted Avg. Age (In Years)	8.65	6.68	5.72	4.74	4.00	2.80	1.74	0.75	-	6.34
Weighted Avg. FICO (2)	721	731	741	732	742	746	738	729	-	732
Number of Loans	403	373	257	131	57	5	4	7	-	1,237
Geographic Breakdown (%)										
Inland Empire	31%	30%	28%	30%	31%	100%	78%	37%	-	30%
Southern California (Other than Inland Empire)	63%	64%	52%	37%	37%	0%	22%	47%	-	54%
Other California	5%	6%	18%	32%	32%	0%	0%	16%	-	15%
Other States	1%	0%	2%	1%	0%	0%	0%	0%	-	1%
	100%	100%	100%	100%	100%	100%	100%	100%	-	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2004 & Prior	2005	2006	2007	2008	2009	2010	2011	YTD 2012	TOTAL
Loan Balance (In Thousands)	$47,491	$44,304	$69,426	$72,957	$10,012	-	$959	$37,067	$8,989	$291,205
Weighted Avg. LTV (1)	47%	52%	54%	56%	48%	-	68%	61%	53%	54%
Weighted Avg. Debt Coverage Ratio (2)	1.53x	1.27x	1.28x	1.25x	1.39x	-	1.33x	1.49x	1.25x	1.34x
Weighted Avg. Age (In Years)	8.30	6.75	5.77	4.72	3.94	-	1.92	0.55	0.12	5.15
Weighted Avg. FICO (2)	714	706	701	699	758	-	715	732	775	718
Number of Loans	82	72	78	93	14	-	4	37	8	388
Geographic Breakdown (%)										
Inland Empire	20%	8%	10%	4%	15%	-	0%	32%	19%	13%
Southern California (Other than Inland Empire)	74%	64%	58%	84%	83%	-	33%	60%	73%	70%
Other California	5%	27%	28%	12%	2%	-	67%	8%	8%	16%
Other States	1%	1%	4%	0%	0%	-	0%	0%	0%	1%
	100%	100%	100%	100%	100%	-	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2004 & Prior	2005	2006	2007	2008	2009	2010	2011	YTD 2012	TOTAL (3)(4)
Loan Balance (In Thousands)	$23,104	$14,724	$18,082	$18,574	$6,095	$10,544	$389	$4,403	$2,727	$98,642
Weighted Avg. LTV (1)	44%	47%	58%	53%	37%	58%	60%	41%	42%	50%
Weighted Avg. Debt Coverage Ratio (2)	1.90x	2.07x	2.43x	2.25x	1.74x	1.23x	1.26x	1.93x	1.02x	1.98x
Weighted Avg. Age (In Years)	9.27	6.70	5.68	4.74	3.94	2.76	1.85	0.49	0.10	5.68
Weighted Avg. FICO (2)	720	696	721	717	756	722	705	707	738	717
Number of Loans	46	20	19	19	10	4	2	5	4	129
Geographic Breakdown (%)										
Inland Empire	51%	64%	20%	41%	7%	85%	53%	77%	27%	47%
Southern California (Other than Inland Empire)	49%	36%	80%	49%	93%	0%	47%	23%	73%	50%
Other California	0%	0%	0%	10%	0%	0%	0%	0%	0%	2%
Other States	0%	0%	0%	0%	0%	15%	0%	0%	0%	1%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Comprised of the following: $25.4 million in Retail; $24.0 million in Office; $9.7 million in Mixed Use; $9.0 million in Medical/Dental Office; $7.8 million in Light Industrial/Manufacturing; $4.2 million in Warehouse; $4.0 million in Mini-Storage; $3.5 million in Restaurant/Fast Food; $2.9 million in Research and Development; $2.1 million in Mobile Home Parks; $1.8 million in Hotel and Motel; $1.5 million in Automotive - Non Gasoline; $1.5 million in Schools; and $1.2 million in Other.

(4) Consisting of $63.6 million or 64.5% in investment properties and $35.0 million or 35.5% in owner occupied properties.

Mortgage Banking

Highlights

- Loans Originated for Sale increase by 38%
- Gain on Sale of Loans increases by 52%
- Loan Sale Margin increases to 165 basis points
- Locked Pipeline fueled by historically low mortgage rates
- Increasing Recourse Reserve with modest Recourse Provision

PBM Loan Originations

(In Millions)



$800
$600
$400
$200
$0
$0
$0
$1
$0
$1
$1
$621
$424
$450
$568
$629
$583
12/10
03/11
06/11
09/11
12/11
03/12
(Quarter Ended)
Saleable
Portfolio

PBM Locked Pipeline



(1) Net of management's estimate of commitments to extend credit which may not fund.

PBM Loan Purchase vs. Refinance



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Refinance (%)
Purchase (%)

	12/10	03/11	06/11	09/11	12/11	03/12
Refinance	61%	46%	32%	47%	57%	56%
Purchase	39%	54%	68%	53%	43%	44%

(Quarter Ended)

Mortgage Banking

Gain on Sale of Loans



(In Thousands)
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$9,332
$6,680
$5,735
$7,276
$5,897
$10,138
12/10
03/11
06/11
09/11
12/11
03/12
(Quarter Ended)

Loan Sale Margin



2.00%
1.50%
1.00%
0.50%
0.00%
1.72%
1.75%
1.42%
1.16%
1.36%
1.46%
1.12%
1.29%
1.14%
1.15%
1.65%
1.72%
12/10
03/11
06/11
09/11
12/11
03/12
(Quarter Ended)
Loan Sale Margin
Loan Sale Margin, Excluding Recourse Provision/Recovery

Recourse Provision (Recovery)



(In Thousands)
$1,500
$1,000
$500
$0
-$500
-$1,000
-$1,500
$173
($1,237)
$402
$1,101
$672
$811
12/10
03/11
06/11
09/11
12/11
03/12
(Quarter Ended)

Recourse Reserve



(In Thousands)
$8,000
$6,000
$4,000
$2,000
$0
$5,295
$4,058
$4,215
$5,220
$5,301
$5,911
12/10
03/11
06/11
09/11
12/11
03/12
(Quarter Ended)

Capital Management

Highlights

- Stable Stockholders' Equity
- Strong Capital Ratios
- Stock Price remains below Tangible Book Value
- Repurchased 180,733 Shares of Common Stock

Stockholders' Equity



(In Millions)
$150
$140
$130
$120
$110
$100
$137
$140
$142
$144
$143
$143
12/10
03/11
06/11
09/11
12/11
03/12
(Quarter Ended)

Bank Capital Ratios



20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%

	12/10	03/11	06/11	09/11	12/11	03/12
Tier 1 Leverage Ratio	9.80%	10.16%	10.53%	10.34%	10.68%	10.75%
Tier 1 Risk-Based Capital Ratio	13.97%	14.82%	16.30%	15.65%	16.96%	17.76%
Total Risk-Based Capital Ratio	15.23%	16.07%	17.56%	16.91%	18.21%	19.03%

(Quarter Ended)

Value Proposition

Stock Price to Tangible Book Value Multiple



2.00x
1.80x
1.60x
1.40x
1.20x
1.00x
0.80x
0.60x
0.40x
0.20x
0.00x

	Jun 2010	Sep 2010	Dec 2010	Mar 2011	Jun 2011	Sep 2011	Dec 2011	Mar 2012
Price/TBV	0.43x	0.50x	0.60x	0.68x	0.65x	0.70x	0.73x	0.84x

PROVIDENT Provident Financial Holdings, Inc.